PRESIDENT'S MESSAGE



Dear Fellow Shareholder:



Edward D. Jones & Co. Daily Passport Cash Trust was established in 1980, and

I am pleased to present its 19th Semi-Annual Report. This report covers the six-month period from March 1, 1998 through August 31, 1998. It begins with an interview with portfolio manager Susan R. Hill, Vice President of Passport

Research, Ltd., and continues with a complete list of the Trust's holdings and financial statements.



As the keystone of the Full Service Account, the Trust is in its 19th year of serving Edward Jones clients. As of August 31, 1998, more than $6.4 billion in shareholders' ready cash is earning income every day from the Trust's portfolio of short-term U.S. government securities. This money market Trust has provided stability of principal, competitive daily interest rates and daily access to your money.*



During the six-month reporting period ended August 31, 1998, the Trust paid dividends to shareholders totaling $0.02 per share. On the last day of the period, the 7-day net yield was 4.75% and the 7-day effective yield was

4.87%.**



Thank you for keeping your ready cash working through Edward D. Jones & Co.

Daily Passport Cash Trust. As always, we welcome your questions and comments.



Sincerely,

[Graphic]

Richard B. Fisher

President

October 15, 1998



 * An investment in the Trust is neither insured nor guaranteed by the

Federal Deposit Insurance Corporation or any other government agency.

Although the Trust seeks to preserve the value of your investment at

$1.00 per share, it is possible to lose money by investing in the Trust.



 ** Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the Trust's current earnings.



INVESTMENT REVIEW

[Graphic]

Susan R. Hill

Vice President

Passport Research, Ltd.



Q How did the short-term marketplace respond to the economic environment during the six-month reporting period ended August 31, 1998?



A For much of the semi-annual reporting period, economic fundamentals were the driving factor behind movements in short-term interest rates. With economic growth still strong--albeit slowing from its torrid 5.50% pace in the first quarter--market participants were content with the idea that the Federal

Reserve Board (the "Fed") would remain on the sidelines. The anticipated drag on the U.S. economy resulting from the economic crises in Asia became apparent--particularly in the manufacturing sector--over the second quarter of

1998. This slowdown lent comfort to investors that economic growth would not be so robust as to ignite inflationary pressures.



By the third quarter of 1998, however, a dramatic shift in market sentiment was evident. Uncertainty in the world economies resulted in vulnerability in our domestic equity market, and led to a substantial flight-to-quality to

U.S. Treasury securities across the yield curve. Economic trouble spread to include Russia and Latin America, and what had been perceived to have been a fairly modest drag on the U.S. economies as a result of the remote Asian crisis now became an overpowering influence on the market and expectations regarding future U.S. growth. Although economic fundamentals still remained fairly positive in this environment, fear dominated market sentiment over this period.



The huge flight-to-quality resulting from investors--both abroad and at home--seeking a safe haven from all of the uncertainty was most evident in the Treasury bill market. The yield on the 1-year Treasury bill opened the period at 5.40% in early March, and then traded within a range of 5.30% to

5.40% for a number of months. By late July, however, the market concerns became overwhelming, and the yield declined sharply over the ensuing weeks to end the period at close to 4.80%. A general shortage in supply of

Treasury bills because of improvement in the overall U.S. budget picture exacerbated the decline in rates.



The government agency market was more reflective of underlying economic fundamentals over the period and had significantly less of a flight-to-

quality influence. The yield on the 1-year agency discount note began the period at 5.50%, and traded between 5.50% and 5.65% for much of the period.

In early August, however, yields in this sector began to decline as well, and the yield on this security dropped to 5.40% by the end of August.



Q What strategies guided the Trust during the six-month reporting period?



A We maintained our 35-45 day average maturity target range, which was consistent with our expectations for stable monetary policy over the period.

We added to our term repurchase agreement position over the period, as this investment offered incremental yield advantage relative to overnight investments. We also concentrated our purchases of securities in

U.S. government agencies rather than Treasuries, due to the very expensive nature of the U.S. Treasury market.



Q We have recently experienced slight easing, or cuts in rates, by the Fed.

What do you see ahead for short-term rates?


A Expectations regarding the direction of the next change in monetary policy did an abrupt about-face over the reporting period. With economic growth quite strong early in the period, the Fed adopted a tightening bias in March,

a reflection of their underlying concern about inflationary pressures. By

August, as the now-released minutes of the Federal Open Market Committee

("FOMC") meeting at that time indicated, the Fed had removed its tightening bias as Fed officials perceived that the risks to the economy had become more balanced. By late August, however, market expectations that the Fed might eventually need to ease monetary policy to help the U.S. economy along as a result of the world economic struggles had begun to grow. This expectation intensified throughout September and culminated in two back-to-back 25 basis points eases by the Fed on September 25, 1998 and October 15, 1998, bringing the Federal Funds Target Rate down to 5.00%. The Fed also lowered the discount rate by 25 basis points on October 15, 1998.



Although such a quick turnaround in monetary policy is highly unusual and very difficult to have foreseen, the significant uncertainty regarding the outlook for our own--and other--economies warranted the sudden shift. At this point, we would expect the Fed to take more easing steps before the end of the year unless circumstances stabilize. In spite of our expectations for a lower Fed Funds Target Rate, both the short-term Treasury market and the

U.S. government agency market remain at expensive levels. The flight-to-

quality that claimed the Treasury market over the recent period has spread to a certain extent to agency securities as well.



PORTFOLIO OF INVESTMENTS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
AUGUST 31, 1998 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                                    VALUE
GOVERNMENT AGENCIES--36.0%
 $ 31,000,000 (a)Federal Farm Credit System Floating Rate Notes, 5.456%, 10/1/1998                    $   30,985,779
   72,500,000 Federal Farm Credit System Notes, 5.500% - 5.700%, 9/2/1998 - 4/1/1999                      72,466,360
   43,301,000 (b)Federal Home Loan Bank System Discount Notes, 5.390%, 11/2/1998 - 11/12/1998             42,863,443
  182,000,000 (a)Federal Home Loan Bank System Floating Rate Notes, 5.490% - 5.545%,
              9/1/1998 - 9/2/1998                                                                        181,924,927
  198,000,000 Federal Home Loan Bank System Notes, 5.500% - 5.705%, 10/23/1998 - 7/6/1999                197,923,963
  100,000,000 (b)Federal Home Loan Mortgage Corp. Discount Notes, 5.350% - 5.380%,
              9/30/1998 - 12/2/1998                                                                       99,155,724
  300,000,000 (a)Federal Home Loan Mortgage Corp. Floating Rate Notes,5.438% - 5.468%,
              9/18/1998 - 11/17/1998                                                                     299,823,694
   94,500,000 Federal Home Loan Mortgage Corp. Notes, 5.544% - 5.605%, 3/12/1999 - 8/13/1999              94,455,666
  498,242,000 (b)Federal National Mortgage Association Discount Notes, 5.300% - 5.450%,
              9/17/1998 - 1/4/1999                                                                       492,660,065
  522,500,000 (a)Federal National Mortgage Association Floating Rate Notes, 5.435% - 5.550%,
              9/1/1998 - 11/28/1998                                                                      522,348,351
  187,000,000 Federal National Mortgage Association Notes, 5.360% - 5.650%, 2/19/1999 - 8/9/1999         186,882,221
   32,000,000 (a)Student Loan Marketing Association Floating Rate Notes, 5.550%, 9/1/1998                 31,997,582
   73,275,000 Student Loan Marketing Association Notes, 5.580% - 5.830%, 10/29/1998 - 3/11/1999           73,270,295
              TOTAL GOVERNMENT AGENCIES                                                                2,326,758,070
(C)REPURCHASE AGREEMENTS--63.4%
  215,000,000 ABN AMRO Chicago Corp., 5.850%, dated 8/31/1998, due 9/1/1998                              215,000,000
  260,000,000 BT Securities Corp., 5.850%, dated 8/31/1998, due 9/1/1998                                 260,000,000
  205,000,000 Bear, Stearns and Co., 5.850%, dated 8/31/1998, due 9/1/1998                               205,000,000
   75,000,000 (d)Chase Government Securities, Inc., 5.550%, dated 8/27/1998, due 9/28/1998                75,000,000
  192,000,000 Credit Suisse First Boston, Inc., 5.800%, dated 8/31/1998, due 9/1/1998                    192,000,000
  103,600,000 Deutsche Bank Government Securities, Inc., 5.800%, dated 8/31/1998, due 9/1/1998           103,600,000
  192,000,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.780%, dated 8/31/1998, due 9/1/1998     192,000,000
  110,000,000 (d)Goldman Sachs Group, LP, 5.530%, dated 8/18/1998, due 9/21/1998                         110,000,000
  115,000,000 (d)Goldman Sachs Group, LP, 5.540%, dated 8/21/1998, due 9/21/1998                         115,000,000
   95,000,000 (d)Goldman Sachs Group, LP, 5.550%, dated 7/14/1998, due 10/13/1998                         95,000,000
  250,000,000 Greenwich Capital Markets, Inc., 5.850%, dated 8/31/1998, due 9/1/1998                     250,000,000
  250,000,000 HSBC Securities, Inc., 5.850%, dated 8/31/1998, due 9/1/1998                               250,000,000

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(C)REPURCHASE AGREEMENTS--CONTINUED
$ 100,000,000 (d)J.P. Morgan & Co., Inc., 5.550%, dated 7/6/1998, due 10/5/1998                      $   100,000,000
  200,000,000 (d)Lehman Brothers, Inc., 5.540%, dated 7/9/1998, due 9/8/1998                             200,000,000
   50,000,000 (d)Merrill Lynch & Co., 5.560%, dated 8/11/1998, due 11/19/1998                             50,000,000
  250,000,000 (d)Morgan Stanley Group, Inc., 5.550%, dated 8/11/1998, due 10/13/1998                     250,000,000
  100,000,000 (d)Morgan Stanley Group, Inc., 5.550%, dated 8/6/1998, due 10/7/1998                       100,000,000
  230,000,000 NationsBank Capital Markets, 5.850%, dated 8/31/1998, due 9/1/1998                         230,000,000
  225,000,000 Paribas Corp., 5.850%, dated 8/31/1998, due 9/1/1998                                       225,000,000
  225,000,000 Prudential Securities, Inc., 5.850%, dated 8/31/1998, due 9/1/1998                         225,000,000
  200,000,000 Salomon Smith Barney, 5.850%, dated 8/31/1998, due 9/1/1998                                200,000,000
  227,000,000 Societe Generale Securities Corp., 5.780%, dated 8/31/1998, due 9/1/1998                   227,000,000
   90,000,000 (d)Warburg Dillon Reed LLC, 5.530%, dated 8/14/1998, due 9/11/1998                          90,000,000
  140,000,000 (d)Warburg Dillon Reed LLC, 5.550%, dated 7/7/1998, due 10/5/1998                          140,000,000
              TOTAL REPURCHASE AGREEMENTS                                                              4,099,600,000
U.S. TREASURY--0.3%
   22,000,000 United States Treasury Notes, 5.875%, 1/31/1999                                             22,028,598
              TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                                                $6,448,386,668

 (a) Current rate and next reset date shown.

 (b) Discount rate at time of purchase.

 (c) The repurchase agreements are fully collateralized by U.S. government and/

     or agency obligations based on market prices at the date of the portfolio.

     The investments in the repurchase agreements are through participation in joint acocunts with other Federated funds.

 (d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

 (e) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets

($6,468,344,188) at August 31, 1998.



The following acronyms are used throughout this portfolio:

LLC--Limited Liability Corporation

LP --Limited Partnership



(See Notes which are an integral part of the Financial Statements)



STATEMENT OF ASSETS AND LIABILITIES

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
AUGUST 31, 1998 (UNAUDITED)

ASSETS:
Investments in repurchase agreements                                $4,099,600,000
Investments in securities                                            2,348,786,668
Total investments in securities, at amortized cost and value                       $6,448,386,668
Cash                                                                                   10,511,076
Income receivable                                                                      22,315,639
Total assets                                                                        6,481,213,383
LIABILITIES:
Income distribution payable                                              9,277,339
Accrued expenses                                                         3,591,856
Total liabilities                                                                      12,869,195
NET ASSETS for 6,468,344,188 shares outstanding                                    $6,468,344,188
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
$6,468,344,188 / 6,468,344,188 shares outstanding                                           $1.00

(See Notes which are an integral part of the Financial Statements)



STATEMENT OF OPERATIONS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                             $175,035,854
EXPENSES:
Investment advisory fee $13,113,507 Administrative personnel and services fee
2,353,115 Custodian fees 88,169 Transfer and dividend disbursing agent fees and expenses 3,078,508 Directors'/Trustees' fees 31,487 Auditing fees 9,185 Legal fees 8,556 Portfolio accounting fees 222,671 Shareholder services fee 7,802,106
Share registration costs 211,632 Printing and postage 223,414 Insurance premiums
16,598 Taxes 2,635 Miscellaneous 17,245 Total expenses 27,178,828 Net investment income $147,857,026
(See Notes which are an integral part of the Financial Statements)



STATEMENT OF CHANGES IN NET ASSETS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

                                                                                         SIX MONTHS
                                                                                           ENDED
                                                                                        (UNAUDITED)         YEAR ENDED
                                                                                       AUGUST 31, 1998   FEBRUARY 28, 1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $    147,857,026  $    243,084,072
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income                                                  (147,857,026)     (243,084,072)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            13,385,593,050    20,818,466,418
Net asset value of shares issued to shareholders in payment of distributions declared      141,000,103       239,671,111
Cost of shares redeemed                                                                (12,863,683,327)  (20,012,723,131)
Change in net assets resulting from share transactions                                     662,909,826     1,045,414,398
Change in net assets                                                                       662,909,826     1,045,414,398
NET ASSETS:
Beginning of period                                                                      5,805,434,362     4,760,019,964
End of period                                                                         $  6,468,344,188  $  5,805,434,362

(See Notes which are an integral part of the Financial Statements)



FINANCIAL HIGHLIGHTS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         SIX MONTHS
                                           ENDED
                                         (UNAUDITED)
                                          AUGUST 31,                   YEAR ENDED FEBRUARY 28 OR 29,
                                            1998          1998         1997        1996          1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                       0.02          0.05         0.04         0.05         0.04         0.02
LESS DISTRIBUTIONS
Distributions from net
  investment income                        (0.02)        (0.05)       (0.04)       (0.05)       (0.04)       (0.02)
NET ASSET VALUE, END OF PERIOD            $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
TOTAL RETURN(A)                             2.42%         4.84%        4.59%        5.06%        3.78%        2.33%
RATIOS TO AVERAGE NET ASSETS
Expenses                                    0.87%*        0.89%        0.89%        0.96%        0.98%        0.95%
Net investment income                       4.74%*        4.72%        4.49%        4.92%        3.74%        2.31%
SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted)                        $6,468,344   $5,805,434  $4,760,020  $3,951,155  $2,464,260  $2,171,225

 * Computed on an annualized basis.

 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(See Notes which are an integral part of the Financial Statements)



NOTES TO FINANCIAL STATEMENTS

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
AUGUST 31, 1998 (UNAUDITED)

ORGANIZATION
Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.



SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



INVESTMENT VALUATIONS
The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.



REPURCHASE AGREEMENTS
It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry

System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions.

Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.



INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-

dividend date.



FEDERAL TAXES
It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Trust may engage in when-issued or delayed delivery transactions. The

Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.




USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



OTHER
Investment transactions are accounted for on the trade date.



SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At

August 31, 1998, capital paid-in aggregated $6,468,344,188. Transactions in shares were as follows:


                                                                     SIX MONTHS
                                                                        ENDED          YEAR ENDED
                                                                      AUGUST 31,       FEBRUARY 28,
                                                                         1998              1998
Shares sold                                                         13,385,593,050   20,818,466,418
Shares issued to shareholders in payment of distributions declared     141,000,103      239,671,111
Shares redeemed                                                    (12,863,683,327) (20,012,723,131)
Net change resulting from share transactions                           662,909,826    1,045,414,398

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY FEE
Passport Research Ltd., the Trust's investment adviser (the "Adviser"),

receives for its services an annual investment advisory fee based on average daily net assets of the Trust as follows: 0.500% on the first $500 million,

0.475% on the next $500 million, 0.450% on the next $500 million, and 0.425%

on the next $500 million and 0.400% thereafter. The adviser will waive the amount that normal operating expenses of the Trust (including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Trust, 2% per year on the next $70 million of average daily net assets of the Trust, and 1.5% per year on any additional assets.



ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services

Agreement, provides the Trust with administrative personnel and services.

The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federal Investors, Inc. for the period. The administrative fee received during the period of the

Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.



SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated

Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.


TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company

("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.



PORTFOLIO ACCOUNTING FEES
FServ maintains the Trust's accounting records for which it receives a fee.

The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.



GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors

or Trustees of the above companies.



YEAR 2000
Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.



TRUSTEES

John F. Donahue



Thomas G. Bigley



John T. Conroy, Jr.



William J. Copeland



James E. Dowd, Esq.



Lawrence D. Ellis, M.D.



Edward L. Flaherty, Jr., Esq.



Peter E. Madden



John E. Murray, Jr., J.D., S.J.D.



Wesley W. Posvar



Marjorie P. Smuts



OFFICERS




John F. Donahue
Chairman



Richard B. Fisher
President



J. Christopher Donahue
Executive Vice President


Edward C. Gonzales
Executive Vice President



John W. McGonigle
Executive Vice President, Treasurer, and Secretary



Matthew S. Hardin
Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk,

including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.



This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.



[Graphic]



DAILY PASSPORT CASH TRUST

SEMI-ANNUAL REPORT
AUGUST 31, 1998

Edward Jones
201 Progress Parkway
Maryland Heights, MO 63043
1-800-331-2451
Distributor

[Graphic]

Cusip 480023100
8092605 (10/98)